Other Charges	12 Months Ended
Jan. 31, 2022
Notes to Financial Statements
Other Charges

Note 20 - Other Charges

Other charges are comprised of acquisition-related costs, contingent consideration adjustments and restructuring initiatives which have been undertaken from time to time under various restructuring plans. Acquisition-related costs primarily include advisory services, administrative costs and retention bonuses to employees joining by way of an acquisition, and collectively relate to completed and prospective acquisitions.

The following tables shows the components of other charges as follows:

Year Ended	January 31,	January 31,	January 31,
	2022	2021	2020
Acquisition-related costs	1,904	1,981	3,457
Contingent consideration adjustments	4,458	(1,946)	340
Restructuring plans	66	2,300	—
	6,428	2,335	3,797

Fiscal 2021 Restructuring Plan

In the second quarter of fiscal 2021, management approved and began to implement a restructuring plan (the “Fiscal 2021 Restructuring Plan”) to reduce operating expenses. To date, $2.4 million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction and the accelerated ROU asset amortization associated with certain office closures. This plan is substantially complete with a nominal amount of future expected office closure costs.

The following table shows the changes in the restructuring provision for the Fiscal 2021 Restructuring Plan:

	Workforce
	Reduction	Office Closures	Total
Balance at January 31, 2020	—	—	—
Accruals and adjustments	1,717	583	2,300
Cash draw downs	(1,657)	(583)	(2,240)
Foreign exchange	10	—	10
Balance at January 31, 2021	70	—	70
Accruals and adjustments	2	64	66
Cash draw downs	(72)	(64)	(136)
Balance at January 31, 2022	—	—	—